Employee Benefits	9 Months Ended
Sep. 30, 2019
Retirement Benefits [Abstract]
Employee Benefits

15. Employee Benefits

We sponsor a 401(k) plan for employees, which provides for us to make discretionary matching or discretionary annual contributions to the plan. We made no contributions to the plan during the years ended December 31, 2017 and 2018. During the nine months ended September 30, 2019 (unaudited), we recorded expense of $0.8 million related to our 401(k) plan.